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                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

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
                UNITED STATES                                   41-0257700
                                                             (I.R.S. EMPLOYER
          (STATE OF INCORPORATION)                          IDENTIFICATION NO.)

           U.S. BANK TRUST CENTER
            180 EAST FIFTH STREET
             ST. PAUL, MINNESOTA                                   55101
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)
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                         THE SPORTS CLUB COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                  DELAWARE                                      95-4479735
                                                             (I.R.S. EMPLOYER
          (STATE OF INCORPORATION)                          IDENTIFICATION NO.)

     11100 SANTA MONICA BLVD., SUITE 300
           LOS ANGELES, CALIFORNIA                                 90025
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)
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                 11 3/8% SERIES B SENIOR SECURED NOTES DUE 2006
                      (TITLE OF THE INDENTURE SECURITIES)
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                                    GENERAL

     1. General Information Furnish the following information as to the Trustee.

          (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency
               Washington, D.C.

          (b) Whether it is authorized to exercise corporate trust powers.

               Yes

     2. Affiliations With Obligor and Underwriters If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

               None

     See Note following Item 16.

     Items 3 - 15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

     16. List of Exhibits List below all exhibits filed as a part of this statement of eligibility and qualification.

     1. Copy of Articles of Association.*

     2. Copy of Certificate of Authority to Commence Business.*

     3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

     4. Copy of existing By-Laws.*

     5. Copy of each Indenture referred to in Item 4. N/A.

     6. The consents of the Trustee required by Section 321(b) of the act.

     7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority is incorporated by reference to Registration Number 333-70709.

---------------

* Incorporated by reference to Registration Number 22-27000.
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                                          NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 12th day of April, 1999.

                                          U.S. BANK TRUST NATIONAL ASSOCIATION

                                          /s/ RICHARD H. PROKOSCH
                                          --------------------------------------
                                          Richard H. Prokosch
                                          Assistant Vice President

/s/ JO ANN M. SCHALK
--------------------------------------
Jo Ann M. Schalk
Assistant Secretary
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                                                                       EXHIBIT 6

                                    CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: April 12, 1999

                                          U.S. BANK TRUST NATIONAL ASSOCIATION

                                          /s/ RICHARD H. PROKOSCH
                                          --------------------------------------
                                          Richard H. Prokosch
                                          Assistant Vice President